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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                           --------------------------


                                    FORM 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




      Date of Report (Date of earliest event reported): September 30, 2003


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                            ARROW INTERNATIONAL, INC.
                            -------------------------
             (Exact Name of Registrant as Specified in its Charter)




        Pennsylvania                  0-20212                   23-1969991
-----------------------------    ----------------             -------------
(State or Other Jurisdiction        (Commission             (I.R.S. Employer
      of Incorporation)             File Number)            Identification No.)



     2400 Bernville Road, Reading, Pennsylvania          19605
   ----------------------------------------------      ----------
      (Address of Principal Executive Offices)         (Zip Code)



Registrant's Telephone Number, Including Area Code: (610) 378-0131
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                            ARROW INTERNATIONAL, INC.


Item 7.   Financial Statements, PRO FORMA Financial Information and Exhibits


         (c)      Exhibits


Exhibit Number        Description
--------------        -----------

99.1 Press release dated September 30, 2003 issued by Arrow International, Inc. (the "Registrant").

Item 12.  Results of Operations and Financial Condition

On September 30, 2003, the Registrant issued a press release announcing its financial results for the fourth fiscal quarter and the fiscal year ended August 31, 2003. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this Form 8-K is being furnished under Item 12 of Form 8-K and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as otherwise expressly stated in such a filing.


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                            ARROW INTERNATIONAL, INC.


                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            ARROW INTERNATIONAL, INC.




Date: September 30, 2003                    By:  /s/ Frederick J. Hirt
                                               ---------------------------

                                               Frederick J. Hirt
                                               Chief Financial Officer and
                                               Vice President-Finance
                                               (Principal Financial Officer and
                                               Chief Accounting Officer)


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                                  EXHIBIT INDEX

EXHIBIT   DESCRIPTION
NUMBER    OF EXHIBIT                                         METHOD OF FILING
------    ----------                                         ----------------

99.1      Press Release dated September 30, 2003, issued     Furnished herewith.
          by Arrow International, Inc.




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